                                                                    EXHIBIT 10.1

                               KOGER EQUITY, INC.

                          STOCK OPTION AWARD AGREEMENT

         This Stock Option Award Agreement (this "Agreement"), dated July 1, 2000, is made between KOGER EQUITY, INC., a Florida corporation (the "Company"), and CHRISTOPHER L. BECKER "Optionee").

                                   W I T N E S S E T H:

         1. Grant of Option. The Company hereby grants to the Optionee, subject to the terms and conditions set forth herein, the right and option to purchase from the Company all or any part of an aggregate of 200,000 shares of the common stock of the Company, par value $.01 per share (the "Stock"), at a per share purchase price equal to $17.5625 (the "Option"), such Option to be exercisable as hereinafter provided. Notwithstanding the foregoing, the number of shares of Stock subject to the Option and the per share purchase price of the Option shall be adjusted as provided in Section 5 hereof. The Option shall not be treated as an "incentive stock option," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Terms and Conditions. It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

                  (a) Expiration Date. The Option shall expire ten (10) years after the date first indicated above.

                  (b)      Exercise of Option.

                           (i)      Subject to the other terms of this
         Agreement, the Option may be exercised on or after the dates indicated below as to that fraction of the total shares of Stock subject to the Option as set forth below opposite each such date plus any shares of Stock as to which the Option could have been exercised previously, but was not so exercised:

   Date                                             Fraction
   ----                                             --------
July 1, 2001                                     one-third (1/3)
July 1, 2002                                     one-third (1/3)
July 1, 2003                                     one-third (1/3)

                           (ii) Notwithstanding the foregoing provisions of this Section 2(b), but subject to Section 2(a) and 2(d) hereof, immediately prior to the occurrence of a Change of Control, the Option shall become fully exercisable as to the full number of shares set forth in Section 1 hereof with respect to which the Option was not previously exercised.

                           (iii) Any exercise of all or any part of the Option shall be accompanied by a written notice to the Company specifying the number of shares of Stock as to which the Option is being exercised. Upon the valid exercise of all or any part of the Option, a certificate (or certificates) for the number of shares of Stock with respect to which the Option is exercised shall be issued in the name of the Optionee or other person entitled to exercise the Option, subject to the other terms and conditions of this Agreement. Notation of any partial exercise shall be made by the Company on Schedule 1 attached hereto.

                  (c) Consideration. At the time of any exercise of the Option, the purchase price of the shares of Stock as to which the Option shall be exercised shall be paid to the Company in (i) in cash or by certified, cashiers or such other check acceptable to the Company, bank draft or money order; (ii) if permitted by applicable law and approved by the Company, in shares of Stock, duly endorsed for transfer to the Company, previously acquired and currently owned by the Optionee (or by the Optionee and his spouse jointly) and purchased or held for the requisite period of time as necessary to avoid a charge to the Company's earnings for financial reporting purposes, having a total fair market value (as determined by the Company in its good faith discretion) on the date of such exercise equal to such purchase price of such shares of Stock; (iii) if the shares of Stock are traded on a national securities exchange, the NASDAQ Stock Market, Inc. or quoted on a national quotation system by the National Association of Securities Dealers, and, in any case, if permitted by applicable law and approved by the Company, through a "cashless exercise" procedure whereby the Optionee may deliver irrevocable instructions to a broker to deliver promptly to the Company cash in an amount equal to such purchase price of such shares of Stock and any taxes required as a result of such exercise, (iv) subject to the approval of the Company, by such other provisions as the Company may from time to time authorize; or (v) a combination of the consideration provided for in the foregoing clauses (i) through (iv).

                  (d) Exercise Upon Death, Disability or Termination of Employment. The Option shall terminate upon the termination, for any reason, of the Optionee's employment with the Company and its subsidiaries, and no shares of Stock may thereafter be purchased under the Option except as follows:

                           (i) In the event of the death of the Optionee while an employee of the Company or a subsidiary of the Company, the Option shall become fully exercisable as to the full number of shares set forth in the Section 1 hereof with respect to which the Option was not previously exercised, and the Option may be exercised after his death by his designated beneficiary, his heir, the legal representative of the Optionee's estate or by the legatee of the Optionee under his last will, but may not be exercised after the expiration of the period of twelve (12) months from the date of death or of the stated period of the Option, whichever period is the shorter.

                           (ii) If the Optionee's employment with the Company or a subsidiary of the Company shall terminate by reason of total disability (as determined under the Company's Policy Manual), the Option shall become fully exercisable as to the full number of shares set forth in Section 1 hereof with respect to which the Option was not previously exercised, and the Option may be exercised after such termination until expiration of the stated period of the Option.

                           (iii) If the Optionee's employment with the Company or a subsidiary of the Company is terminated by reason of the Optionee's retirement after attaining both five (5) years of continuous service as an employee of the Company and/or a subsidiary of the Company and 59 1/2 years of age, the Option, to the extent exercisable in accordance with Section 2(b) hereof as of the date of such retirement, or thereafter becoming exercisable under Section 2(b) hereof, may be exercised after such retirement until expiration of the stated period of the Option.

                           (iv) If the Company or a subsidiary of the Company terminates the Optionee's employment and such termination is not For Cause, or the Optionee terminates his employment with the Company or such a subsidiary for Optionee Cause, the Option shall become fully exercisable as to the full number of shares set forth in
         Section 1 hereof with respect to which the Option was not previously exercised and may be exercised in whole or in part after such termination until expiration of the stated period of the Option.

                           (v) If the Optionee's employment with the Company or any subsidiary of the Company terminates under any circumstances other than the reasons set forth in Section 2(d) (i),
         (ii), (iii) or (iv) above, the Option shall automatically, without any further action required by the Company, terminate on the date of such termination of employment and no shares of Stock may thereafter be purchased under the Option; provided, however, that the Company may, in its sole discretion, provide that the Option, to the extent exercisable in accordance with Section 2(b) hereof as of the date of such termination, may be exercised after such termination of employment but may not be exercised after the earlier to occur of the expiration of the period specified by the Company or expiration of the stated period of the Option.

                           (vi) If the Optionee dies after termination of his employment under paragraph (ii), (iii), (iv) or (v) of this Section 2(d) above, the Option, to the extent the Option would have been exercisable in accordance with such applicable paragraph (ii), (iii),
         (iv) or (v) as of the date of the Optionee's death, may be exercised after his death by his designated beneficiary, his heir, the legal representative of his estate or by the legatee of the Optionee under his last will until the expiration of the period of twelve (12) months from the date of his death or of the stated period of the Option, whichever period is the shorter.

                  (e) Nontransferability. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by him; provided that the Option may be exercised after the Optionee's death by the beneficiary most recently named by the Optionee in a written designation thereof filed by the Optionee with the Company. Notwithstanding the immediately preceding sentence to the contrary, the Optionee may, upon providing written notice to the Company, and with the Company's consent, elect to transfer all or any portion of the Option to members of the Executive's immediate family, including, but not limited to, his children, grandchildren and spouse, or to trusts for the exclusive benefit of any such immediate family members and/or the Optionee, to partnerships or limited liability companies in which any such immediate family members and/or the Optionee are the only partners or members, or similar entities in the Company's discretion; provided, however, that (i) no such transfer by the Optionee may be made in exchange for consideration, and (ii) following any such transfer, the Option may not be subsequently transferred by any transferee, otherwise than by will or the laws of descent and distribution, and provided further that, following any such transfer, the provisions of paragraph (d) of this Section 2 shall continue to be applied with respect to the Optionee, and exercise of the Option by any transferee of the Option shall continue at all times to be governed by the terms and conditions of this Agreement.

                  (f) Withholding Taxes. At the time of receipt of Stock upon the exercise of all or any part of the Option, the Optionee shall be required to pay to the Company in cash (or make other arrangements, as may be permitted by the Company in its discretion, for the satisfaction of) any taxes of any kind required by law to be withheld with respect to such Stock; provided, however, such tax withholding obligations may be met, in whole or in part, pursuant to procedures, if any, approved by the Company in its discretion and in accordance with applicable law, by (i) the withholding by the Company of Stock otherwise deliverable to the Optionee pursuant to the Option with a fair market value (as determined by the Company in its good faith discretion) on the date of such exercise equal to such tax liability (provided, however, that the amount of any Stock so withheld shall not exceed the amount necessary to satisfy the Company's required tax withholding obligations using the minimum statutory withholding rates for Federal, state and local tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (ii) tendering to the Company Stock, duly endorsed for transfer to the Company, owned by the Optionee (or by the Optionee and his spouse jointly) and purchased or held for the requisite period of time as necessary to avoid a charge to the Company's earnings for financial reporting purposes with a fair market value (as determined by the Company in its good faith discretion) on the date of such exercise equal to such tax liability. In no event shall Stock be delivered to the Optionee until the Optionee has paid to the Company in cash, or made arrangements satisfactory to the Company regarding the payment of, the amount of any taxes of any kind required by law to be withheld with respect to the Stock subject to the Option, and the Company shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

                  (g) No Rights as Shareholder. Neither the Optionee nor any other person shall become the beneficial owner of the shares of Stock subject to the Option, nor have any rights to dividends or other rights as a shareholder with respect to any such shares, until the Optionee has exercised the Option in accordance with the provisions hereof.

                  (h) No Right to Continued Employment. Neither the Option nor any terms contained in this Agreement shall confer upon the Optionee any express or implied right to be retained in the service of the Company or its subsidiaries for any period or at all, nor restrict in any way the right of the Company or any such subsidiary, which right is hereby expressly reserved, to terminate his employment at any time with or without cause. The Optionee acknowledges and agrees that any right to exercise the Option is earned only by continuing as an employee of the Company and its subsidiaries at the will of the Company or any such subsidiary, or satisfaction of any other applicable terms and conditions contained in this Agreement, and not through the act of being hired, being granted the Option or acquiring shares of Stock hereunder.

                  (i)      Compliance with Laws and Regulations.

                           (i) The Option and the obligation of the Company to sell and deliver shares of Stock hereunder shall be subject in all respects to (A) all applicable Federal, state and foreign laws, rules and regulations and (B) any listing, registration, qualification, approvals or other requirements imposed by any securities exchange or government or regulatory agency or body which the Company shall, in its discretion, determine to be necessary or applicable, in all respects. Moreover, the Option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of shares of Stock upon any national securities exchange, or under any Federal, state or foreign law, or the consent or approval of any governmental regulatory body, is necessary or desirable, the Company shall not be required to issue or deliver any certificates for shares of Stock to the Optionee or any other person unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Company.

                           (ii) In the event the Company determines, in its discretion, that any exercise of the Option would result in the disallowance to the Company of a Federal income tax deduction for any remuneration with respect to the Optionee by reason of the limitations imposed by Section 162(m) of the Code (or any similar or successor provision), neither the Optionee nor any other person shall be permitted to exercise the Option until the Company determines, in its discretion, that the exercise of the Option would not subject the Company to such deduction limitation or the Company otherwise determines, in its discretion, to permit such exercise.

                           (iii) Any postponement or limitation affecting the right to exercise the Option shall not extend the time within which the Option may be exercised and neither the Company nor its directors, officers or employees shall have any obligation or liability to the Optionee or any other person with respect to any shares of Stock with respect to which the Option shall expire because of such postponement or limitation that conforms to the provisions of this Section (2)(i).

         3. Securities Exemption. If at the time of exercise of all or part of the Option, the Stock is not registered under the Securities Act and/or there is no current prospectus in effect under the Securities Act with respect to the Stock, the Optionee hereby acknowledges that the shares of Stock that the Optionee is purchasing or acquiring under this Agreement have not been registered under the Securities Act and may not be freely resold absent registration or an exemption from registration, and that certificates representing such shares shall bear a customary legend referring to such registration.

         4. Administration. The Board shall have the exclusive authority to manage and control the operation and administration of this Agreement and the Option, including, without limitation, any power or authority of the Company hereunder, and any interpretation of this Agreement by the Board and any action taken, or decision made, by it with respect to this Agreement and the Option shall be final and binding upon the Optionee and all other interested persons. Any liability of the Company with respect to the Option shall be based solely upon contractual obligations created by this Agreement. Neither the Company, any member of the Board or any committee of the Board, nor any person participating in any determination of any question under this Agreement, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with this Agreement, except as may be expressly provided by statute.

         5.       Changes in Capital.

                  (a) The existence of the Option granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or any subsidiary of the Company, any issue of debt, preferred or prior preference stock ahead of or affecting Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or its subsidiaries, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

                  (b)      (i)      Upon changes in the outstanding Stock by
reason of a stock dividend, stock split, reverse stock split, subdivision, recapitalization, reclassification, merger, consolidation (whether or not the Company is a surviving corporation), combination or exchange of shares of Stock, separation, or reorganization, or in the event of an extraordinary dividend, "spin-off," liquidation, other substantial distribution of assets of the Company or acquisition of property or stock or other change in capital of the Company, or the issuance by the Company of shares of its capital stock without receipt of full consideration therefor, or rights or securities exercisable, convertible or exchangeable for shares of such capital stock, or any similar change affecting the Company's capital structure, the number, class and kind of shares under the Option and the exercise price per share of the Option may be appropriately adjusted by the Board, in its discretion, to preserve the benefits or potential benefits intended to be made by the Option under this Agreement or as otherwise necessary to reflect any such change.

                           (ii) Fractional shares of Stock resulting from any adjustment in the Option pursuant to subsection (b)(i) above shall be aggregated until, and eliminated at, the time of exercise of the Option. Notice of any adjustment shall be given by the Company to the Optionee and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Agreement.

                  (c)      In the event of a Change of Control:

                           (i) In its discretion, and on such terms and conditions as it deems appropriate, the Board may provide, by resolution adopted prior to the occurrence of the Change of Control, that the Option shall be adjusted by substituting for Stock subject to the Option stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction resulting in the Change of Control, whether or not such stock or other securities are publicly traded, in which event the aggregate exercise price shall remain the same and the amount of shares or other securities subject to the Option shall be the amount of shares or other securities which could have been purchased on the closing date or expiration date of such transaction with the proceeds which would have been received by the Optionee if the Option had been exercised in full (or with respect to a portion of the Option, as determined by the Board, in its discretion) prior to such transaction or expiration date and the Optionee exchanged all of such shares in the transaction.

                           (ii) In its discretion, and on such terms and conditions as it deems appropriate, the Board may provide, by resolution adopted prior to the occurrence of the Change of Control, that the Option shall be converted into a right to receive cash on or following the closing date or expiration date of the transaction resulting in the Change of Control in an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Stock, or, if higher, the highest fair market value of the Stock (as determined by the Company in its good faith discretion) during the thirty (30) consecutive business days immediately prior to the closing date or expiration date of such transaction, less the per share exercise price of the Option, multiplied by the number of shares of Stock subject to all or a portion of the unexercised Option.

                           (iii) The Board may, in its discretion, provide that the Option cannot be exercised after a Change of Control, to the extent that the Option is or becomes fully exercisable on or before such Change of Control or is subject to any acceleration, adjustment or conversion in accordance with Section 2(b)(ii) or the foregoing paragraphs (i) or (ii) of this Section 5(c).

The Optionee shall not have any right to prevent the consummation of any of the foregoing acts affecting the number of shares of Stock available under the Option. Notwithstanding the foregoing adjustments, in no event may the Option be exercised after expiration of the period of the Option stated in Section 2(a) hereof.

                  (d) Notwithstanding the provisions of paragraph (b) of this Section 5 to the contrary, in the event the Company shall declare any extraordinary dividend or other extraordinary distribution in favor of the Company's shareholders in connection with the sate of assets of the Company, the Company shall not make any adjustments to the Option described in paragraph (b) of this Section 5, but shall set aside in a segregated escrow account for the benefit of the Optionee a cash amount equal to the value of a pro rata portion of such extraordinary dividend or other extraordinary distribution which would have been payable in respect of the shares of Stock issuable upon exercise of the Option had the Option been 100% exercisable and fully exercised immediately prior to the declaration of such extraordinary dividend or extraordinary distribution. All such funds shall be released from escrow and paid to the Optionee on July 1, 2003, without setoff or deduction by the Company or the escrow agent, if the Closing Price (as defined below) of the Stock shall be at least $17.5625 (as adjusted for (i) stock splits, stock dividends, combinations and the like and (ii) distributions of capital gains to the Company's shareholders, as determined by the Company) on at least sixty (60) days (in the aggregate) of the one hundred eighty (180) consecutive days immediately prior to July 1, 2003 (the "Closing Price Requirement"). If the Closing Price Requirement shall not be met, such funds shall be returned to the Company on July 1, 2003, and the Executive shall have no right to or claim against such funds. The "Closing Price" of the Stock on any day shall mean: (i) if the Stock is listed or admitted for trading on any United States national exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Stock on such exchange or reporting system, as reported in any newspaper of general circulation; (ii) if the Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Stock on such system; or (iii) if neither clause (i) or (ii) immediately preceding is applicable, the fair market value of the Stock as determined by the Board.

         6. Transfer. Leave of Absence. A transfer of the Optionee's employment from the Company to a subsidiary of the Company, or vice versa, or from one such subsidiary to another, and a leave of absence, duly authorized in writing by the Company, shall not be deemed a termination of employment of the Optionee for purposes of this Agreement or with respect to the Option.

         7. Definitions of Certain Terms, For purposes of this Agreement, the following terms shall have the meanings set forth below:

                  (a) "BOARD" shall mean the Board of Directors of the Company or a committee thereof designated by such board for purposes of this Agreement.

                  (b) A "CHANGE OF CONTROL" shall be deemed to have occurred if and when:

                           (i) The Company ceases to be a publicly owned corporation having at least 500 stockholders, or

                           (ii) There occurs any event or series of events that would be required to be reported as a change of control in response to Item 1(a) on a Form 8-K filed by the Company under the Exchange Act or in any other filing by the Company with the Securities and Exchange Commission unless the person ("Person"), as that term is defined or used in Section 13(d) or 14(d)(2) of the Exchange Act, acquiring control is an affiliate of the Company as of the date of this Agreement; or

                           (iii) The Company executes an agreement of acquisition, merger, or consolidation which contemplates that after the effective date provided for in the agreement all or substantially all of the business and/or assets of the Company will be controlled by another Person; provided, however, for purposes of this subparagraph
         (iii), that (A) if such an agreement requires as a condition precedent approval by the Company's shareholders of the agreement or transaction, a Change of Control shall not be deemed to have taken place unless and until such approval is secured and (B) if the voting shareholders of such other Person shall, immediately after such effective date, be substantially the same as the voting shareholders of the Company immediately prior to such effective date, the execution of such agreement shall not, by itself, constitute a "Change of Control"; or

                           (iv) Any Person (other than the Company, a majority-owned subsidiary of the Company or an employee benefit plan maintained by the Company or a majority-owned subsidiary of the Company) becomes the beneficial owner, directly or indirectly (either as a result of the acquisition of securities or as the result of an arrangement or understanding, including the holding of proxies, with or among security holders), of securities of the Company representing more than twenty-five (25%) of the votes that could then be cast in an election for members of the Board of Directors of the Company unless within fifteen (15) days of being advised that such ownership level has been reached, the Company's Board of Directors adopts a resolution approving the acquisition of that level of securities ownership by such Person; or

                           (v) During any period of twenty-four (24) consecutive months, commencing after the date of this Agreement, individuals who at the beginning of such twenty-four-month period were directors of the Company shall cease to constitute at least a majority of the Board of Directors of the Company, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of (A) the directors then in office who were directors at the beginning of the twenty-four-month period, or (B) the directors specified in clause (A) plus directors whose election has been so approved by directors specified in this clause (B).

                  (c) "EXCHANGE ACT" shall mean the United States Securities Exchange Act of 1934, as it may be amended from time to time, including the regulations and the rules promulgated thereunder and successor provisions and regulations and rules thereto.

                  (d) "FOR CAUSE" shall mean (i) the Optionee's failure to adhere to any written policy of the Company or a subsidiary of the Company after the Optionee has been given notice specifying the failure and a reasonable opportunity to comply with such policy or cure his failure to comply; (ii) the conviction of, indictment for or entering of a guilty plea or plea of no contest with respect to, a felony relating to or involving the Company or its subsidiaries and/or their businesses or, the equivalent thereof; (iii) the commission by the Optionee of an act of fraud upon the Company or any of its affiliates; (iv) the misappropriation (or attempted misappropriation) of any funds or property of the Company or any of its affiliates by the Optionee; (v) the engagement by the Optionee in any direct, material conflict of interest with the Company or its subsidiaries without compliance with the Company's or its subsidiary's conflict of interest policy, if any, then in effect; (vi) any act or omission by the Optionee that, in the judgment of the Board, has or could have a material adverse effect on (x) the Company's or its subsidiaries' properties, operations or public image; or (y) the health, safety or morale of any of the Company's or its subsidiaries' suppliers, employees or customers.

                  (e) "OPTIONEE CAUSE" shall mean any of the following without the Optionee's prior written consent: (i) any reduction in the compensation of the Optionee (base salary and bonus formula) or (ii) the actual or de facto removal by the Company or a subsidiary of the Company of the Optionee from his position with the Company or such subsidiary, unless the Optionee is provided with a management position reasonably acceptable to the Optionee or such removal is For Cause.

                  (f) "SECURITIES ACT" shall mean the United States Securities Act of 1933, as it may be amended from time to time, including the regulations and the rules promulgated thereunder and successor provisions and regulations and rules thereto.

         8. Notices. Any notice or other communication required or permitted hereunder to the Company shall be in writing and, if to the Company, shall be delivered in person to the Company's Chief Executive Officer or sent to the Company, Attention: Chief Executive Officer, by facsimile at__________ , or sent by certified or registered mail or overnight courier, prepaid, addressed to the Company at 8880 Freedom Crossing Trail, Jacksonville, Florida 32256, and, if to the Optionee, shall be addressed to him at the address set forth below his signature hereon, subject to the right of either party to designate at any time hereafter in writing some other address.

         9. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Florida applicable to contracts executed and to be performed entirely within said state, without regard to the conflict of law provisions thereof.

         10. Severability. If any of the provisions of this Agreement should be deemed unenforceable, the remaining provisions shall remain in full force and effect,

         11. Modification. This Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the parties hereto.

         12. Counterparts. This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by an appropriate officer and the Optionee has executed this Agreement, both as of the day and year first above written,

                                             KOGER EQUITY, INC


Date 7/9/01                                  BY /s/ Christopher L. Becker
                                                --------------------------------
                                                Name: CHRISTOPHER L. BECKER
                                                Title: Senior Vice President

                                                                      SCHEDULE 1

                        NOTATIONS AS TO PARTIAL EXERCISE

                    Number of     Balance of
Date of              Shares        Shares on          Authorized      Notation
Exercise            Purchased       Option             Signature        Date
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